                                                                    EXHIBIT 99.1

                             STOCK OPTION AGREEMENT


     STOCK OPTION AGREEMENT, dated as of May 26, 1998 (the "Agreement"), between MAY & SPEH, INC., a Delaware corporation ("Issuer"), and Acxiom Corporation, a Delaware corporation ("Grantee").


                                   RECITALS


     a. Issuer and Grantee have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"; defined terms used but not defined herein have the meanings set forth in the Merger Agreement), providing for, among other things, the merger of Sub with and into Issuer pursuant to the terms of the Merger; and

     b. As a condition and inducement to Grantee's willingness to enter into the Merger Agreement, Grantee has requested that Issuer agree, and Issuer has agreed, to grant Grantee the Option (as defined below).

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, Issuer and Grantee agree as follows:

          i. Grant of Option. Subject to the terms and conditions set forth herein, Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase up to 19.9% of the number of shares (the "Option Shares") of common stock, par value $0.01 per share ("Issuer Common Stock"), of Issuer issued and outstanding immediately prior to the grant of the Option at a purchase price of $14.96 (as adjusted as set forth herein) per Option Share (the "Purchase Price").

          ii. Exercise of Option. Grantee may exercise the Option, with respect to any or all of the Option Shares at any one time, subject to the provisions of Section 2(c), upon the occurrence of a Purchase Event (as defined in Section 7(c)), except that (i) subject to the last sentence of this Section 2(a), the Option will terminate and be of no further force and effect upon the earliest to occur of (A) the Effective Time, (B) six months after the date on which a Purchase Event (as defined herein) occurs, and (C) termination of the Merger Agreement in accordance with its terms prior to the occurrence of a Purchase Event, unless, in the case of clause (C), the Grantee has the right to receive the Company Termination Fee following such termination upon the occurrence of certain events, in which case the Option will not terminate until
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               the later of (x) six months following the time such Company
               Termination Fee becomes payable and (y) the expiration of the period in which the Grantee has such right to receive the Company Termination Fee, and (ii) any purchase of Option Shares upon exercise of the Option will be subject to compliance with the HSR Act and the obtaining or making of any consents, approvals, orders, notifications or authorizations, the failure of which to have obtained or made would have the effect of making the issuance of Option Shares illegal (the "Regulatory Approvals") and no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect. Notwithstanding the termination of the Option, Grantee will be entitled to purchase the Option Shares if it has exercised the Option in accordance with the terms hereof prior to the termination of the Option, and the termination of the Option will not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such termination.

                         (i)       In the event that Grantee wishes to exercise
                              the Option, it will send to Issuer a written notice (an "Exercise Notice"; the date of which being herein referred to as the "Notice Date") to that effect which Exercise Notice also specifies the number of Option Shares, if any, Grantee wishes to purchase pursuant to this Section 2(b), the number of Option Shares, if any, with respect to which Grantee wishes to exercise its Cash-Out Right (as defined herein) pursuant to Section 7(c), the denominations of the certificate or certificates evidencing the Option Shares which Grantee wishes to purchase pursuant to this
                              Section 2(b) and a date not earlier than 20 business days nor later than 30 business days from the Notice Date for the closing (an "Option Closing") of such purchase (an "Option Closing Date"). Any Option Closing will be at an agreed location and time in New York, New York on the applicable Option Closing Date or at such later date as may be necessary so as to comply with clause (ii) of Section 2(a).

                         (ii)      Notwithstanding anything to the contrary
                              contained herein, any exercise of the Option and purchase of Option Shares shall be subject to compliance with applicable laws and regulations, which may prohibit the purchase of all the Option Shares specified in the Exercise Notice without first

                                    99.1-2
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                              obtaining or making certain Regulatory Approvals.
                              In such event, if the Option is otherwise exercisable and Grantee wishes to exercise the Option, the Option may be exercised in accordance with Section 2(b) and Grantee shall acquire the maximum number of Option Shares specified in the Exercise Notice that Grantee is then permitted to acquire under the applicable laws and regulations, and if Grantee thereafter obtains the Regulatory Approvals to acquire the remaining balance of the Option Shares specified in the Exercise Notice, then Grantee shall be entitled to acquire such remaining balance. Issuer agrees to use its reasonable best efforts to assist Grantee in seeking the Regulatory Approvals.

     In the event (i) Grantee receives official notice that a Regulatory Approval required for the purchase of any Option Shares will not be issued or granted or (ii) such Regulatory Approval has not been issued or granted within six months of the date of the Exercise Notice, Grantee shall have the right to exercise its Cash-Out Right (as defined herein) pursuant to Section 7(c) with respect to the Option Shares for which such Regulatory Approval will not be issued or granted or has not been issued or granted.

          iii. Payment and Delivery of Certificates. At any Option Closing, Grantee will pay to Issuer in same day funds by wire transfer to a bank account designated in writing by Issuer an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased at such Option Closing.

                         (i)       At any Option Closing, simultaneously with
                              the delivery of same day funds as provided in
                              Section 3(a), Issuer will deliver to Grantee a certificate or certificates representing the Option Shares to be purchased at such Option Closing, which Option Shares will be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever. If at the time of issuance of Option Shares pursuant to an exercise of the Option hereunder, Issuer shall not have issued any securities similar to rights under a shareholder rights plan, then each Option Share issued pursuant to such exercise will also represent such a corresponding right with terms substantially the same as and at least as favorable to Grantee as are provided

                                    99.1-3
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                              under any Issuer shareholder rights agreement or
                              any similar agreement then in effect.

                         (ii)      Certificates for the Option Shares delivered
                              at an Option Closing will have typed or printed thereon a restrictive legend which will read substantially as follows:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AND MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IF SO REGISTERED OR IF ANY EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT, DATED AS OF MAY 26, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF MAY & SPEH, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES."

It is understood and agreed that (i) the reference to restrictions arising under the Securities Act in the above legend will be removed by delivery of substitute certificate(s) without such reference if such Option Shares have been sold in compliance with the registration and prospectus delivery requirements of the Securities Act, such Option Shares have been sold in reliance on and in accordance with Rule 144 under the Securities Act or Grantee has delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel in form and substance reasonably satisfactory to Issuer and its counsel, to the effect that such legend is not required for purposes of the Securities Act and
(ii) the reference to restrictions pursuant to this Agreement in the above legend will be removed by delivery of substitute certificate(s) without such reference if the Option Shares evidenced by certificate(s) containing such reference have been sold or transferred in compliance with the provisions of this Agreement under circumstances that do not require the retention of such reference.

          iv. Incorporation of Representations and Warranties of Issuer. The representations and warranties of Issuer contained in Article V of the Merger Agreement are hereby incorporated by reference herein with the same force and effect as though made pursuant to this Agreement.

          v. Representations and Warranties of Issuer. Issuer hereby represents and warrants to Grantee as follows:

                    (i)       Corporate Authorization. Issuer has the corporate
                         power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized

                                    99.1-4
                              by the Board of Directors of Issuer, and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Issuer, and assuming this Agreement constitutes a valid and binding agreement of Grantee, this Agreement constitutes a valid and binding agreement of Issuer, enforceable against Issuer in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by principles governing the availability of equitable remedies).

                         (ii)      Authorized Stock. Issuer has taken all
                              necessary corporate and other action to authorize and reserve and, subject to the expiration or termination of any required waiting period under the HSR Act, to permit it to issue, and, at all times from the date hereof until the obligation to deliver Option Shares upon the exercise of the Option terminates, shall have reserved for issuance, upon exercise of the Option, shares of Issuer Common Stock necessary for Grantee to exercise the Option, and Issuer will take all necessary corporate action to authorize and reserve for issuance all additional shares of Issuer Common Stock or other securities which may be issued pursuant to Section 7 upon exercise of the Option. The shares of Issuer Common Stock to be issued upon due exercise of the Option, including all additional shares of Issuer Common Stock or other securities which may be issuable upon exercise of the Option or any other securities which may be issued pursuant to Section 7, upon issuance pursuant hereto, will be duly and validly issued, fully paid and nonassessable, and will be delivered free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever, including without limitation any preemptive rights of any stockholder of Issuer.

          vi. Representations and Warranties of Grantee. Grantee hereby represents and warrants to Issuer that:

                         (i)       Corporate Authorization. Grantee has the
                              corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions

                                    99.1-5
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                              contemplated hereby have been duly and validly
                              authorized by the Board of Directors of Grantee, and no other corporate proceedings on the part of Grantee are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Grantee, and assuming this Agreement constitutes a valid and binding agreement of Issuer, this Agreement constitutes a valid and binding agreement of Grantee, enforceable against Grantee in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by principles governing the availability of equitable remedies).

                         (ii)      Purchase Not For Distribution. Any Option
                              Shares or other securities acquired by Grantee upon exercise of the Option will not be, and the Option is not being, acquired by Grantee with a view to the public distribution thereof. Neither the Option nor any of the Option Shares will be offered, sold, pledged or otherwise transferred except in compliance with, or pursuant to an exemption from, the registration requirements of the Securities Act.

               vii.      Adjustment upon Changes in Capitalization, Etc. In the
                    event of any changes in Issuer Common Stock by reason of a stock dividend, reverse stock split, merger, recapitalization, combination, exchange of shares, or similar transaction, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, will be adjusted appropriately, and proper provision will be made in the agreements governing such transaction, so that Grantee will receive upon exercise of the Option the number and class of shares or other securities or property that Grantee would have received with respect to Issuer Common Stock if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

                         (i)       Without limiting the parties' relative rights
                              and obligations under the Merger Agreement, in the event that the Issuer enters into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its subsidiaries, and Issuer will not be the continuing or surviving corporation in such consolidation or merger, (ii) to permit any person, other than Grantee or one of its subsidiaries, to merge into Issuer and Issuer will be the continuing or surviving

                                    99.1-6
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                              corporation, but in connection with such merger,
                              the shares of Issuer Common Stock outstanding immediately prior to the consummation of such merger will be changed into or exchanged for stock or other securities of Issuer or any other person or cash or any other property, or the shares of Issuer Common Stock outstanding immediately prior to the consummation of such merger will, after such merger represent less than 50% of the outstanding voting securities of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction will make proper provision so that the Option will, upon the consummation of any such transaction and upon the terms and condition set forth herein, be converted into, or exchanged for, an option with identical terms appropriately adjusted to acquire the number and class of shares or other securities or property that Grantee would have received in respect of Issuer Common Stock if the Option had been exercised immediately prior to such consolidation, merger, sale, or transfer, or the record date therefor, as applicable and make any other necessary adjustments.

                         (ii)      If, at any time during the period commencing
                              on the occurrence of an event as a result of which Grantee is entitled to receive the Company Termination Fee pursuant to Section 7.12 of the Merger Agreement (the "Purchase Event") and ending on the termination of the Option in accordance with Section 2, Grantee sends to Issuer an Exercise Notice indicating Grantee's election to exercise its right (the "Cash-Out-Right") pursuant to this Section 7(c), then Issuer shall pay to Grantee, on the Option Closing Date, in exchange for the cancellation of the Option with respect to such number of Option Shares as Grantee specifies in the Exercise Notice, an amount in cash equal to such number of Option Shares multiplied by the difference between (i) the average closing price for the 10 trading days commencing on the 12th Nasdaq trading day immediately preceding the Notice Date, per share of Issuer Common Stock as reported on the Nasdaq National Market (or, if not listed on the Nasdaq, as reported on any other national securities exchange or national securities quotation system on which the Issuer Common Stock is listed or quoted, as reported in The Wall Street Journal (Northeast

                                    99.1-7
                              edition), or, if not reported thereby, any other authoritative source) (the "Closing Price") and
                              (ii) the Purchase Price, except that in no event shall the Issuer be required to pay to the Grantee pursuant to this Section 7(c) an amount exceeding the product of (x) $2.00 and (y) such number of Option Shares. Notwithstanding the termination of the Option, Grantee will be entitled to exercise its rights under this Section 7(c) if it has exercised such rights in accordance with the terms hereof prior to the termination of the Option.

          viii. Repurchase Option. In the event that Grantee notifies Issuer of its intention to exercise the Option pursuant to Section 2(a), Issuer may require Grantee upon the delivery to Grantee of written notice during the period beginning on the Notice Date and ending two days prior to the Option Closing Date, to sell to Issuer the Option Shares acquired by Grantee pursuant to such exercise of the Option at a purchase price per share for such sale equal to the Purchase Price plus $2.00. The Closing of any repurchase of Option Shares pursuant to this Section 8 shall take place immediately following consummation of the sale of the Option Shares to Grantee on the Option Closing Date at the location and time agreed upon with respect to such Option Closing Date.

          ix.       Registration Rights.

          (a) Grantee may by written notice (a "Registration Notice") to Issuer request Issuer to register under the Securities Act all or any part of the Option Shares or other securities acquired by Grantee pursuant to this Agreement (collectively, the "Registrable Securities") in order to permit the sale or other disposition of such securities pursuant to a bona fide, firm commitment underwritten public offering in which Grantee and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonably practicable and shall use reasonable efforts to prevent any person or group from purchasing through such offering shares representing more than 3% of the shares of Issuer Common Stock then outstanding on a fully-diluted basis; provided, however, that any such Registration Notice must relate to a number of shares equal to at least 2% of the shares of Issuer Common Stock then outstanding on a fully-diluted basis and that any rights to require registration hereunder shall terminate with respect to any shares that may be sold pursuant to Rule 144(k) under the Securities Act.

          (b) Issuer shall use reasonable best efforts to effect, as promptly as practicable, the registration under the Securities Act of the Registrable Securities requested to be registered in the Registration Notice; provided, however, that (i) Grantee shall not be entitled to more than an aggregate of two effective registration statements hereunder and (ii) Issuer will not be required to file any such registration statement during any period of time (not to exceed 40 days after a Registration Notice in the case of clause (A) below or 90 days after a Registration Notice in the case of clauses (B) and (C) below) when (A) Issuer is in possession of material non-public

                                    99.1-8
information which it reasonably believes would be detrimental to be disclosed at such time and, based upon the advice of outside securities counsel to Issuer, such information would have to be disclosed if a registration statement were filed at that time; (B) Issuer would be required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (C) Issuer determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving Issuer. If the consummation of the sale of any Registrable Securities pursuant to a registration hereunder does not occur within 180 days after the filing with the SEC of the initial registration statement therefor, the provisions of this Section shall again be applicable to any proposed registration, it being understood that Grantee shall not be entitled to more than an aggregate of two effective registration statements hereunder. Issuer will use reasonable efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties which are required therefor, and to keep such registration statement effective for such period not in excess of 180 calendar days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sale or other disposition. Issuer shall use reasonable best efforts to cause any Registrable Securities registered pursuant to this Section to be qualified for sale under the securities or blue sky laws of such jurisdictions as Grantee may reasonably request and shall continue such registration or qualification in effect in such jurisdictions; provided, however, that Issuer shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction.

          (c) If Issuer effects a registration under the Securities Act of Issuer Common Stock for its own account or for any other stockholders of Issuer (other than on Form S-4 or Form S-8, or any successor form), it will allow Grantee the right to participate in such registration, and such participation will not affect the obligation of Issuer to effect demand registration statements for Grantee under this Section 9, except that, if the managing underwriters of such offering advise Issuer in writing that in their opinion the number of shares of Issuer Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, Issuer will include the shares requested to be included therein by Grantee pro rata with the shares intended to be included therein by Issuer.

          (d) The registration rights set forth in this Section are subject to the condition that Grantee shall provide Issuer with such information with respect to Grantee Registrable Securities, the plan for distribution thereof, and such other information with respect to Grantee as, in the reasonable judgment of counsel for Issuer, is necessary to enable Issuer to include in a registration statement all material facts required to be disclosed with respect to a registration hereunder.

          (e) A registration effected under this Section shall be effected at Issuer's expense, except for underwriting discounts and commissions and the fees and expenses of Grantee's counsel, and Issuer shall provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with

                                    99.1-9
underwritten public offerings and as such underwriters may reasonably require. In connection with any registration, Grantee and Issuer agree to enter into an underwriting agreement reasonably acceptable to each such party, in form and substance customary for transactions of this type.

          x. Transfers. The Option Shares may not be sold, assigned, transferred, or otherwise disposed of except (i) pursuant to
               Section 8 hereof, (ii) in an underwritten public offering as provided in Section 9 or (iii) to any purchaser or transferee who would not, to the knowledge of the Grantee after reasonable inquiry, immediately following such sale, assignment, transfer or disposal beneficially own more than 4.9% of the then-outstanding voting power of the Issuer, except that Grantee shall be permitted to sell any Option Shares if such sale is made pursuant to a tender or exchange offer that has been approved or recommended by a majority of the members of the Board of Directors of Issuer (which majority shall include a majority of directors who were directors as of the date hereof).

          xi. Listing. If Issuer Common Stock or any other securities to be acquired upon exercise of the Option are then listed on the Nasdaq (or any other national securities exchange or national securities quotation system), Issuer, upon the request of Grantee, will promptly file an application to list the shares of Issuer Common Stock or other securities to be acquired upon exercise of the Option on the Nasdaq (and any such other national securities exchange or national securities quotation system) and will use reasonable efforts to obtain approval of such listing as promptly as practicable.

          xii. Miscellaneous. Expenses. Except as otherwise provided in the Merger Agreement, each of the parties hereto will pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                         (i)       Amendment. This Agreement may not be amended,
                              except by an instrument in writing signed on behalf of each of the parties.

                         (ii)      Extension; Waiver. Any agreement on the part
                              of a party to waive any provision of this Agreement, or to extend the time for performance, will be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

                                    99.1-10

                         (iii)      Entire Agreement; No Third-Party
                              Beneficiaries. This Agreement, the Merger
                              Agreement (including the documents and instruments attached thereto as exhibits or schedules or delivered in connection therewith) and the Confidentiality Agreement (i) constitute the entire agreement, and supersede all prior agreements and under standings, both written and oral, between the parties with respect to the subject matter of this Agreement, and (ii) are not intended to confer upon any person other than the parties any rights or remedies.

                         (iv)      Governing Law. This Agreement will be
                              governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

                         (v)       Notices. All notices, requests, claims,
                              demands, and other communications under this Agreement must be in writing and will be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     If to Issuer to:

        May & Speh, Inc.
        1501 Opus Place
        Downers Grove, IL 60515
        Fax: (630) 719-0525
        Attention: Chief Executive Officer

     with a copy to:

        Winston & Strawn
        35 West Wacker Drive
        Chicago, IL 60601
        Fax: (312) 558-5700
        Attention:  Bruce  A. Toth

     If to Grantee to:

                                    99.1-11

        Acxiom Corporation
        P.O. Box 2000
        301 Industrial Boulevard
        Conway, AR 72033-2000
        Fax: (501) 336-3913
        Attention: President

     with a copy to:

        Skadden, Arps, Slate, Meagher & Flom LLP
        919 Third Avenue
        New York, New York 10022
        Attention:  J. Michael Schell
        Telecopy: (212) 735-2000


                         (vi)      Assignment. Neither this Agreement, the
                              Option nor any of the rights, interests, or obligations under this Agreement may be assigned, transferred or delegated, in whole or in part, by operation of law or otherwise, by Issuer or Grantee without the prior written consent of the other. Any assignment, transfer or delegation in violation of the preceding sentence will be void. Subject to the first and second sentences of this
                              Section 12(g), this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                         (vii)     Further Assurances. In the event of any
                              exercise of the Option by Grantee, Issuer and Grantee will execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

                         (viii)    Enforcement. The parties agree that
                              irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms

                                    99.1-12
                              and provisions of this Agreement in any Federal court located in the State of Delaware or in Delaware state court, the foregoing being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal court sitting in the State of Delaware or a Delaware state court.

                                    99.1-13

     IN WITNESS WHEREOF, Issuer and Grantee have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first written above.


                                       MAY & SPEH, INC.


                                       By: /s/ Peter I. Mason
                                           --------------------------------
                                           Name:  Peter I. Mason
                                           Title: Chairman, President and
                                                    Chief Executive Officer


                                       ACXIOM CORPORATION


                                       By: /s/ Charles D. Morgan, Jr.
                                           --------------------------------
                                           Name:  Charles D. Morgan, Jr.
                                           Title: CEO and President